                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )


[X]   Filed by the Registrant

[ ]   Filed by a Party other than the Registrant

[ ]   Check the appropriate box:

[ ]   Preliminary Proxy Statement     [ ]   Confidential, for Use of the
      Commission
                                            Only (as permitted by Rule 14a-6 (e)
(2) )

[X]   Definitive Proxy Statement



        Soliciting Material Pursuant to Rule 14a-11 (e) or Rule 14a - 12

                          Global Election Systems Inc.


Payment of Filing Fee (Check the appropriate box):

[X]   No Filing Fee Required

[ ]   $125 per Exchange Act Rules 0-11 (c) (1) (ii), 14a-6 (i) (1), or
      14a-6 (i) (2) or Item 22(a) (2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6 (i) (3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and
      0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11
(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing Party:

--------------------------------------------------------------------------------

(4)  Date Filed:

--------------------------------------------------------------------------------

                          GLOBAL ELECTION SYSTEMS INC.
                                 (the "Company")

                      NOTICE OF 2000 ANNUAL GENERAL MEETING

NOTICE IS HEREBY GIVEN that the 2000 Annual General Meeting (the "Meeting") of the Shareholders of GLOBAL ELECTION SYSTEMS INC. will be held on FRIDAY, THE 10TH DAY OF NOVEMBER, 2000 AT THE HOUR OF 10:00 O'CLOCK IN THE FORENOON (VANCOUVER TIME) at The Four Seasons Hotel, 791 West Georgia Street, Vancouver, British Columbia, Canada for the following purposes:

1. To receive the audited consolidated financial statements of the Company for the fiscal year ended June 30, 2000 (with comparative statements relating to the preceding fiscal period) together with the Auditor's Report thereon;

2.       To determine the number of Directors for the ensuing year at five (5);

3.       To elect Directors for the ensuing year;

4. To appoint the Auditor for the ensuing fiscal year, and to authorize the Directors to fix its remuneration;

5. To consider and if thought appropriate to grant authority to the Directors to adopt a stock option plan and to amend such plan or options as, from time to time, may be required, and to ratify and approve options previously granted to insiders of the Company; and

6. To transact such other business as may properly come before the Meeting.

Accompanying this Notice of 2000 Annual General Meeting is the Company's Annual Report which contains its audited consolidated financial statements for the fiscal year ended June 30, 2000, as well as the Information Circular, Proxy and Supplemental Mailing List Form. The accompanying Information Circular provides information relating to the matters to be addressed at the Meeting and is incorporated into this Notice.

Shareholders unable to attend the 2000 Annual General Meeting in person should read the Notes accompanying the enclosed Proxy and complete and return the Proxy to the Company's Registrar and Transfer Agent, PACIFIC CORPORATE TRUST COMPANY, Suite 830, 625 Howe Street, Vancouver, British Columbia, Canada, V6C 3B8, within the time set out in the said Notes. The enclosed Proxy is solicited by Management. You may amend it, if you so desire, by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED this 27th day of September, 2000.

BY ORDER OF THE BOARD

Signed:  "ROBERT J. UROSEVICH"
------------------------------
Robert J. Urosevich
President and Chief Operating Officer

                          GLOBAL ELECTION SYSTEMS INC.
                        1200 West 73rd Avenue, Suite 350
                           Vancouver, British Columbia
                                     Canada
                                     V6P 6G5

                              INFORMATION CIRCULAR

        (all information as at September 30, 2000 unless otherwise noted)

PERSONS MAKING THE SOLICITATION

This Information Circular is furnished in connection with the solicitation of proxies being made by management of GLOBAL ELECTION SYSTEMS INC. (the "Company") for use at the Annual General Meeting of the Company's shareholders (the "Meeting") to be held on Friday, the 10th day of November, 2000 at 10:00 o'clock in the forenoon (Vancouver time) at The Four Seasons Hotel, 791 West Georgia Street, Vancouver, British Columbia, Canada for the purposes set forth in the accompanying Notice of Annual General Meeting. While it is expected the solicitation will be primarily by mail, proxies may be solicited personally or by telephone by directors, officers and employees of the Company. All costs of this solicitation will be borne by the Company. To-date the Company has incurred approximately C$7,500 in legal and accounting costs in connection with the Meeting. Mailing costs for the Meeting are not expected to exceed C$3,500. The Company anticipates mailing this proxy statement on October 6, 2000 to shareholders of record as of October 4, 2000.

The contents and the sending of this Information Circular have been approved by the Directors of the Company.

APPOINTMENT AND REVOCATION OF PROXIES

The individuals named in the accompanying form of proxy are directors of the Company. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROXY. A Proxy will not be valid unless the completed, dated and signed form of proxy is received by PACFIC CORPORATE TRUST COMPANY, Suite 830, 625 Howe Street, Vancouver, British Columbia, Canada, V6C 3B8, not less than 48 hours (excluding Saturdays and holidays) before the Meeting at which the person named therein purports to vote in respect thereof, or deposited with the Chairman of the Meeting at any time prior to the commencement of the Meeting.

A shareholder who has given a Proxy may revoke it by an instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and delivered to the registered office of the Company located at Gowling, Strathy & Henderson, Suite 2300, 1055 Dunsmuir Street, Vancouver, British Columbia, Canada, V7X 1J1, at any time up to and including the last business day preceding the day of the Meeting or, if adjourned, any reconvening thereof, or to the Chairman of the Meeting on the day of the Meeting prior to its commencement or, if adjourned, any reconvening thereof, or in any other manner provided by law. A revocation of a Proxy does not affect any matter on which a vote has been taken before the revocation.

VOTING OF PROXIES

SHARES REPRESENTED BY PROXY ARE ONLY ENTITLED TO BE VOTED ON A POLL AND, WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON HAS BEEN

SPECIFIED IN THE FORM OF PROXY, THE SHARES WILL, ON A POLL, BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

IN THE ABSENCE OF ANY INSTRUCTION IN THE PROXY, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED IN FAVOR OF THE MOTIONS PROPOSED TO BE MADE AT THE MEETING, AS STATED UNDER THE HEADINGS IN THIS INFORMATION CIRCULAR.

The enclosed Proxy when properly completed and delivered and not revoked confers discretionary authority upon the person appointed proxy thereunder to vote on amendments or variations of matters identified in the Notice of Annual General Meeting, and on other matters which may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Annual General Meeting are properly brought before the Meeting or any further or other business is properly brought before the Meeting, it is the intention of the persons designated in the enclosed form of proxy to vote in accordance with their best judgment on such matters or business. At the time of printing of this Information Circular, management of the Company knows of no such amendment, variation or other matter to come before the Meeting.

APPROVAL OF MATTERS

Votes cast by proxy or in person will be counted by the Company's registrar and transfer agent, Pacific Corporate Trust Company. Shares represented by proxies that reflect abstentions will be treated as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on the outcome of the election of directors or the proposal to approve the 2000 Stock Option Plan.

Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted, pursuant to the applicable rules which govern their voting client shares in the United States, to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The uncounted votes on the non-routine matters are deemed to be "broker non-votes." Pacific Corporate Trust Company will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Broker non-votes will have no effect on the outcome of the election of directors or the proposal to approve the 2000 Stock Option Plan.

Unless otherwise noted, approval of matters to be placed before the Meeting is by an "ordinary resolution", which is a resolution passed by a simple majority (50% plus one) of the votes cast by shareholders of the Company present and entitled to vote in person or by proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

Authorized Capital:      120,000,000 shares divided into:
                         100,000,000 Common shares without par value; and
                          20,000,000 Convertible voting preferred shares without par value

Issued and Outstanding:   18,583,672 Common shares without par value

Only shareholders of record at the close of business on October 4, 2000 (the "Record Date"), who either personally attend the Meeting or who have completed and delivered a form of proxy in the manner and subject to the provisions described above shall be entitled to vote or to have their shares voted at the Meeting.

Each shareholder is entitled to one vote for each share registered in his or her name on the list of members, which is available for inspection during normal business hours at PACIFIC CORPORATE TRUST COMPANY and at the Meeting. To the knowledge of the directors and senior officers of the Company, there are no individuals or companies who beneficially own, directly or indirectly, or exercise control or direction over shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company.

The following table sets forth, as of August 31, 2000, the beneficial ownership of common shares by each person who is known by the Company to beneficially own more than 5% of outstanding common shares in the capital of the Company:

-----------------------------------------------------------------------------------------
   NAME AND ADDRESS OF                AMOUNT AND NATURE OF              PERCENT OF CLASS
    BENEFICIAL OWNER             BENEFICIAL OWNERSHIP (1)(2)(3)        BENEFICIALLY OWNED
-----------------------------------------------------------------------------------------
DAVID H. BROWN                            1,310,067                           7.1%
Toronto, Ontario
-----------------------------------------------------------------------------------------
CLINTON H. RICKARDS                       1,023,419 (4)                       5.5%
Surrey, British Columbia
-----------------------------------------------------------------------------------------
HOWARD T. VAN PELT                          968,000                           5.2%
McKinney, Texas
-----------------------------------------------------------------------------------------

(1) Not being within the knowledge of the Company, the ownership information disclosed above has been furnished by the respective directors individually.

(2) To the Company's knowledge, except where otherwise noted, each person listed above has sole voting power of his shares.

(3) Free trading shares, except as to option shares. See footnote (4) below as to number of stock option shares included in the table.

(4) Includes, as to the named person, the number of shares underlying exercisable stock options: Rickards - 50,000 option shares exercisable at C$1.25 per share.

The following table sets forth, as at August 31, 2000, the beneficial ownership of common shares held by each director and nominee for director of the Company, each Named Executive Officer, and by all directors and officers as a group:

---------------------------------------------------------------------------------------------------
                                                AMOUNT AND NATURE OF              PERCENT OF CLASS
      NAME OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP (1)(2)(3)(6)      BENEFICIALLY OWNED
---------------------------------------------------------------------------------------------------
BRIAN W. COURTNEY                                      50,000 (4)                       0.3%
Director and Nominee
---------------------------------------------------------------------------------------------------
P. NICHOLAS M. GLASS                                   50,000 (4)                       0.3%
Director and Nominee
---------------------------------------------------------------------------------------------------
JOHN W. LARMER II                                      50,100 (4)                       0.3%
Director and Nominee
---------------------------------------------------------------------------------------------------
CLINTON H. RICKARDS (5)                             1,023,419 (4)                       5.5%
Director, Named Executive Officer and
Nominee
---------------------------------------------------------------------------------------------------
ROBERT J. UROSEVICH (5)                               166,023 (4)                       0.9%
Director, Named Executive Officer and
Nominee
---------------------------------------------------------------------------------------------------
LARRY ENSMINGER (5)                                   402,835 (4)                       2.1%
Named Executive Officer
---------------------------------------------------------------------------------------------------
TALBOT R. IREDALE (5)                                  24,900                           0.1%
Named Executive Officer
---------------------------------------------------------------------------------------------------
MAURICE E. SOKULSKI (5)                               276,700 (4)                       1.5%
Named Executive Officer
---------------------------------------------------------------------------------------------------
DIRECTORS AND OFFICERS                              2,043,977                          11.0%
AS A GROUP
---------------------------------------------------------------------------------------------------

(1) Not being within the knowledge of the Company, the ownership information disclosed above has been furnished by the respective directors individually.

(2) A person is deemed, under United States securities law, to be the owner of securities that can be acquired by that person within 60 days of the date of the table upon exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by that person and that are exercisable within 60 days of the date of this table have been exercised. The information as to the shares beneficially owned or over which a director exercises control or direction been furnished by the respective Directors individually and is for the month ended June 30, 2000.

(3) To the Company's knowledge, except where otherwise noted, each person has sole voting and investment power as to the shares.

(4) Includes, as to the person listed, stock options to purchase shares in the capital of the Company as follows:

         Courtney - 50,000 option shares exercisable at C$1.25 per share;

         Glass - 50,000 option shares exercisable at C$1.49 per share;

         Larmer - 50,000 option shares exercisable at C$1.69 per share;

         Rickards - 50,000 option shares exercisable at C$1.25 per share;

         Urosevich - 120,000 option shares exercisable at C$1.25 per share);

         Ensminger - 50,000 option shares exercisable at C$1.25 per share; and

         Sokulski - 100,000 option shares exercisable at C$1.25 per share.

(5)      Named Executive Officer.

(6) Free trading shares under Canadian law, except for the stock option shares which are subject to US Rule 144. See footnote (4) above as to the number of stock option shares included in the table.

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL GENERAL MEETING

Shareholders must submit proposals intended to be considered at the next annual general meeting, in writing, to the Secretary of the Company no later than October 6, 2000 for inclusion in the Company's Information Circular and Proxy relating to the meeting. Shareholders who wish to propose proper business from the floor for consideration at the 2000 Annual General Meeting of shareholders, and who have not properly submitted that proposal for possible inclusion in the Company's 2000 proxy materials, must notify the Company no later than October 27, 2000.

ELECTION OF DIRECTORS

It is intended to determine the number of directors at five, and to elect five directors for the ensuing year.

Each director serves for a term of one year or until his or her successor is elected and qualified. The term of office of each of the present directors expires at the Meeting. The persons named below, each of whom has consented to be nominated and, if elected, to serve as a director, will be presented for election at the Meeting as management's nominees and the persons named in the accompanying form of Proxy intend to vote for the election of these nominees. Management does not contemplate that any of these nominees will be unable to serve as a director. Each director elected will hold office until the next annual general meeting of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company, or with the provisions of the Company Act (British Columbia), R.S.B.C. 1996, c.62 (the "Company Act").

Pursuant to Section 111 of the Company Act, Advance Notice of the Meeting was published in The Province Newspaper on September 15, 2000, and notice was provided to the Executive Directors, British Columbia and Ontario Securities Commissions and The Toronto Stock Exchange on September 8, 2000.

The following table and notes thereto state the name of each director and each person proposed to be nominated by management for election as a director, the country in which he is ordinarily resident, all offices of the Company now held by him, his principal occupation, and the period of time for which he has been a director of the Company, and the number of shares of the Company beneficially owned by him, directly or indirectly, or over which he exercises control or direction, as at the date hereof.

-----------------------------------------------------------------------------------------------------------
                             PRINCIPAL OCCUPATION AND, IF NOT AT PRESENT AN        DATE FIRST     NO. OF
NAME, POSITION, AGE AND           ELECTED DIRECTOR, OCCUPATION DURING              APPOINTED      SHARES
COUNTRY OF RESIDENCE(1)                  PAST FIVE YEARS(1)(2)                     A DIRECTOR    OWNED(3)
-----------------------------------------------------------------------------------------------------------
BRIAN W. COURTNEY         Chairman and Chief Executive Officer of Patent          July 2000         Nil
Director                  Enforcement and Royalties Ltd.
Age:  58
Canada
-----------------------------------------------------------------------------------------------------------
P. NICHOLAS M. GLASS(4)   Barrister and Solicitor; Chairman of the Board of the    December         Nil
Director                  Company                                                    1997
Age:  55
Canada
-----------------------------------------------------------------------------------------------------------
JOHN W. LARMER II(4)      President of Soza & Company, Ltd.                        December         100(5)
Director                                                                             1999
Age:  57
USA
-----------------------------------------------------------------------------------------------------------
CLINTON H. RICKARDS(4)    Director of Investor Relations for the Company           November     973,419(5)
Director                                                                             1991
Age:  52
Canada
-----------------------------------------------------------------------------------------------------------
ROBERT J. UROSEVICH       President and Chief Operating Officer of the Company    July 2000      46,023(5)
Director
Age:  52
USA
-----------------------------------------------------------------------------------------------------------

(1) The information as to country of residence and principal occupation, not being within the knowledge of the Company, has been furnished by the respective Directors individually.

(2) Unless otherwise stated above, each of the above-named nominees has held the principal occupation or employment indicated for at least five years. For the purposes of disclosing positions held in the Company, "Company" includes the Company and its subsidiary.

(3) The information as to the shares beneficially owned or over which a Director exercises control or direction, not being within the knowledge of the Company, has been furnished by the respective Directors individually and is for the month ended June 30, 2000. Shares underlying stock options are not included in these amounts.

(4)     Denotes member of Audit Committee.

(5)     Free trading shares under Canadian law, subject to US Rule 144.

BRIAN W. COURTNEY has served as a Director of the Company since July 2000. Mr. Courtney is the Chairman and Chief Executive Officer of Patent Enforcement and Royalties Ltd., a company which makes investments in intellectual property with an emphasis on patents relating to computer applications, software and the Internet. Mr. Courtney, was the founding President of Oracle Canada from 1985 to 1991. Later he became Vice-President of Oracle Corporation (USA), responsible for Latin America, Canada and Mexico. During a 17-year period with Xerox, he held a number of senior positions including Manager of Major Accounts (Western Europe) and Manager of Marketing Planning (Canada). Mr. Courtney holds a Bachelor of Commerce Degree from the University of Manitoba.

P. NICHOLAS M. GLASS has served as a Director of the Company since 1997 and Chairman of the Board of the Company since 2000. Mr. Glass is a member of the British Columbia Bar, and of England and Wales, and currently practices in the field of labour relations as a mediator and arbitrator. He is a Director of Belvedere Resources, a Vancouver Stock Exchange listed company, which owns mineral rights in Finland. From 1992 to 1996, Mr. Glass was a Director of Tradepoint Investment Exchange, a public company traded on AIM in London and the Vancouver Stock Exchange that has started a new electronic stock exchange based in London. From 1972 to 1990, he was a civil trial lawyer with Swinton and Company in Vancouver, British Columbia. Mr. Glass holds a Master of Arts degree from Trinity College, Oxford University.

JOHN W. LARMER II has served as a Director of the Company since 1999. Mr. Larmer is President of Soza & Company, Ltd., an international finance and management information technology consulting company. His senior level consulting practice encompasses a wide range of technology areas and he has lectured on numerous topics, including the use of computers in management related to tax liabilities and national and local election systems. Mr. Larmer has served as President of the Washington Chapter of the Data Processing Management Association and as the Accounting Chairman for the International Business Exposition and Conference. Mr. Larmer holds an ABA degree in Accounting from Benjamin Franklin School of Accounting, George Washington University, Washington, D.C.

CLINTON H. RICKARDS was appointed a Director of the Company in 1991, and until 1995 served as the Company's President. From 1993 to present, Mr. Rickards has managed the Company's Marketing Division, Investor Relations. Involved in the computer industry since 1968, Mr. Rickards formed a private computer company in 1980 with several partners. In 1983, he bought out his partners and founded North American Professional Technologies ("NAPT"). NAPT began the development of ES-2000 in 1986 which subsequently became the Company's signature product.

ROBERT J. UROSEVICH was appointed President and Chief Operating Officer of the Company on July 31, 2000. From 1997 to 2000, he served as Global USA's Vice-President, Sales, Marketing and Business Development. Mr. Urosevich has over 24 years of experience in the election systems industry. His background with leading edge election products began in 1976 with the development of the first OMR-based centralized vote counting system utilizing standard test scoring equipment in the United States. In 1979, he founded American Information Systems
(AIS), which developed and marketed proprietary election counting systems to small and medium sized jurisdictions nationwide. Mr. Urosevich served as the President of AIS from 1979 through 1992 during which time AIS grew to be the largest processor of OMR ballots handling approximately 400 jurisdictions and 40 million documents per year. In 1995, he launched I-Mark Systems after designing a robust touch screen voting system anchored by smart card and biometric encryption authorization technology. The Company acquired I-Mark in 1997, at which time Mr. Urosevich joined the Company.

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

LARRY ENSMINGER

Age: 61

Mr. Ensminger has served with the Company for nine years. From 1991 to 1993 he was a sales representative, from 1993 to 1997 he was Manager, Sales and Operations, from 1997 to August 31, 2000 he was Vice-President of Operations, and from September 1, 2000 to present he serves as the Company's Vice-President, Business Development. Mr. Ensminger holds an Associate of Arts Degree (Education) from Dodge City Community College and Bachelor and Master of Science (Education) degrees from Kansas State College.

TALBOT R. IREDALE

Age:  43

Mr. Iredale has served as Vice President Research and Development of the Company since 1991. During that time Mr. Iredale has been instrumental in developing the companies products, including the Accu-Vote-OS (optical mark sense reader), the Accu-Votes-TS (touch screen voting system) and GEMS (Global Election Management System). From 1986 to 1991 Mr. Iredale was in charge of research and development for North American Professional Technologies. In this position Mr. Iredale managed the team who developed the original Accu-Vote-OS and VTS (Vote Tally System), which were the predecessors to Global Election Systems products. Mr. Iredale is a Registered Professional Engineer in the Province of British Columbia and holds a Bachelor of Applied Science Degree from the University of British Columbia.

MAURICE E. SOKULSKI

Age: 57

Mr. Sokulski was appointed Treasurer of the Company in 1994. He served as a Director of the Company from 1996 to 1997 and Controller from 1994 to 1996. From 1993 to 1994, he was Controller of Northcoast Building Products Ltd., a British Columbia, Canada, distributor of lumber products. In 1992, he was Controller for Adagio Enterprises Ltd, a British Columbia, Canada, clothing manufacturer and distributor. He is a Chartered Accountant and holds a Bachelor of Commerce degree from the University of Alberta.

STATEMENT OF EXECUTIVE COMPENSATION

Set out below are particulars of compensation paid to the following persons (the "Named Executive Officers:

(a)      the Company's chief executive officer;

(b) each of the Company's four most highly compensated executive officers who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds C$100,000 per year; and

(c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year.

Based on the foregoing, during the fiscal year ended June 30, 2000, there were six Named Executive Officers of the Company, namely:

-----------------------------------------------------------------------------------------
NAME                  TITLE
-----------------------------------------------------------------------------------------
LARRY ENSMINGER       Vice-President, Business Development, Secretary of the Company
-----------------------------------------------------------------------------------------
TALBOT R. IREDALE     Vice-President, Research and Development
-----------------------------------------------------------------------------------------
CLINTON H. RICKARDS   Director of Investor Relations;  Director of the Company
-----------------------------------------------------------------------------------------
MAURICE E. SOKULSKI   Treasurer of the Company
-----------------------------------------------------------------------------------------
ROBERT J. UROSEVICH   Former Vice-President, Sales, Marketing and Business Development of
                      Global USA (1)
-----------------------------------------------------------------------------------------
HOWARD T. VAN PELT    Former President and Chief Executive Officer of the Company (2)
-----------------------------------------------------------------------------------------

(1) Mr. Urosevich was appointed President and Chief Operating Officer of the Company on July 31, 2000.

(2)      Mr. Van Pelt resigned as a Director of the Company in August 2000.

The following table sets forth the compensation awarded, paid to or earned by the Company's Named Executive Officers during the fiscal years ended June 30, 2000, 1999 and 1998 and the six months and fiscal year ended June 30, 1997.

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION                          LONG TERM COMPENSATION
                      -----------------------------------------------------   ---------------------------------
                                                                                AWARDS           PAYOUTS
                                                                              ----------  ---------------------
                                                                              SECURITIES   RESTRICTED
                                                                  OTHER         UNDER      SHARES OR
                                                                  ANNUAL       OPTIONS     RESTRICTED    LTIP     ALL OTHER
 NAME AND PRINCIPAL    YEAR       SALARY(5)       BONUS        COMPENSATION    GRANTED    SHARE UNITS  PAY-OUTS  COMPENSATION
      POSITION         ENDED         ($)            ($)             ($)          (#)          (#)        ($)          ($)
===================   =======   =============  =============   ============   ==========  ===========  ========  ============
HOWARD T. VAN PELT    2000(1)   US$180,000            NIL           NIL              NIL      NIL         NIL      US $1,388
Former President      1999(2)   US$180,000     US$ 22,143(5)        NIL              NIL      NIL         NIL      US $1,044
and CEO of the        1998(3)   US$177,500     US$126,015           NIL           50,000      NIL         NIL      US $1,607
Company               1997(4)   US$ 75,000     US$ 63,610           NIL              NIL      NIL         NIL            NIL
Former President of
Global USA(6)
-------------------   -------   -------------  -------------   ------------   ----------  -----------  --------  ------------
CLINTON H. RICKARDS   2000(1)   C $154,332(8)         NIL           NIL              NIL      NIL         NIL      C  $1,407
Director              1999(2)   C $145,577     C $ 35,006           NIL              NIL      NIL         NIL      C  $1,308
                      1998(3)   C $136,000     C $ 33,026           NIL           50,000      NIL         NIL      C  $  171
                      1997(4)   C $ 68,000     C $ 42,155           NIL              NIL      NIL         NIL      C  $  150

-------------------   -------   -------------  -------------   ------------   ----------  -----------  --------  ------------
ROBERT J. UROSEVICH   2000(1)   US$115,000     US$ 10,000           NIL              NIL      NIL         NIL      US $  858
Former VP, Sales,     1999(2)   US$115,000            NIL           NIL              NIL      NIL         NIL      US $  812
Marketing and         1998(3)   US$105,417     US$ 25,000           NIL          120,000      NIL         NIL            NIL
Business              1997(4)          N/A            N/A           NIL              N/A      NIL         NIL            N/A
Development (Global
USA)(7)
-------------------   -------   -------------  -------------   ------------   ----------  -----------  --------  ------------
MAURICE E. SOKULSKI   2000(1)   US$ 80,833     US$ 10,000           NIL              NIL      NIL         NIL      US$   589
Treasurer             1999(2)   US$ 75,000            NIL           NIL              NIL      NIL         NIL      US$   638
                      1998(3)   US$ 75,000     US$ 35,000           NIL          100,000      NIL         NIL            NIL
                      1997(4)   US$ 27,324            NIL           NIL              NIL      NIL         NIL            NIL
-------------------   -------   -------------  -------------   ------------   ----------  -----------  --------  ------------
TALBOT R. IREDALE     2000(1)   C $105,000     C $  1,500           NIL              NIL      NIL         NIL      C $ 2,313
VP, Research and      1999(2)   C $ 96,667            N/A           N/A              N/A      N/A         N/A      C $ 1,875
Development           1998(3)          N/A            N/A           N/A              N/A      N/A         N/A            N/A
                      1997(4)          N/A            N/A           N/A              N/A      N/A         N/A            N/A
-------------------   -------   -------------  -------------   ------------   ----------  -----------  --------  ------------
LARRY ENSMINGER       2000(1)   US$107,083     US$ 10,000           NIL              NIL      NIL         NIL      US$   733
VP, Business          1999(2)   US$ 95,500            NIL           NIL              NIL      NIL         NIL      US$   789
Development;          1998(3)   US$ 90,000     US$ 40,000           NIL           50,000      NIL         NIL      US$   916
Secretary of the      1997(4)   US$ 45,000            NIL           NIL              NIL      NIL         NIL            NIL
Company
-------------------   -------   -------------  -------------   ------------   ----------  -----------  --------  ------------

(1)      For the fiscal year ended June 30, 2000.

(2)      For the fiscal year ended June 30, 1999.

(3)      For the fiscal year ended June 30, 1998.

(4)      For the six months and fiscal year ended at June 30, 1997.

(5)      Refer to "Management Contracts" for further particulars.

(6)      Mr. Van Pelt resigned as a Director of the Company in August 2000.

(7) Subsequent to the fiscal year ended June 30, 2000, Mr. Urosevich was appointed President and Chief Operating Officer of the Company effective July 31, 2000.

(8) This amount includes C$12,381 paid to Mr. Rickards as a result of exchange rate fluctuations between United States and Canadian currency.

LONG TERM INCENTIVE PLAN AWARDS

Long term incentive plan awards ("LTIP") means "any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one financial year whether performance is measured by reference to financial performance of the Company or an affiliate, or the price of the Company's shares but does not include option or stock appreciation rights plans or plans for compensation through restricted shares or units". No LTIPs were granted to the Named Executive Officers or Directors during the fiscal year ended June 30, 2000.

STOCK APPRECIATION RIGHTS

Stock appreciation rights ("SAR's") means a right, granted by an issuer or any of its subsidiaries as compensation for services rendered or in connection with office or employment, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of the Company's shares. No SARs were granted to or exercised by the Named Executive Officers or Directors during the fiscal year ended June 30, 2000.

OPTION GRANTS DURING THE FISCAL YEAR ENDED JUNE 30, 2000

During the fiscal year ended June 30, 2000, stock options were granted to John
W. Larmer II, a Director of the Company, to purchase up to a total of 50,000 common shares at a price of C$1.69 per share, exercisable on or before February 7, 2005. No other stock options were granted to the Named Executive Officers or Directors during the fiscal year ended June 30, 2000. Subsequent to the fiscal year ended June 30, 2000, Bryan W. Courtney, a Director of the Company, was granted an option to purchase up to a total of 50,000 common shares at a price of C$1.25 per share exercisable on or before August 2, 2005.

AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED JUNE 30, 2000 AND FISCAL YEAR END OPTION VALUES

No stock options were exercised by the Named Executive Officers or Directors during the fiscal year ended June 30, 2000. Subsequent to the fiscal year ended June 30, 2000, Mr. Van Pelt, the Company's former President, Chief Executive Officer and a former Director, exercised his option to purchase 50,000 shares at C$1.25 per share.

OUTSTANDING OPTIONS

The total number of outstanding stock options to purchase common shares held by the Named Executive Officers, Directors who were not Named Executive Officers, and employees who were neither Directors nor Named Executive Officers of the Company as at June 30, 2000 (including all such officers, directors and employees of Global USA) is as follows:

-------------------------------------------------------------------------------------------------------
OPTIONEES                   NO. OF SHARES     NO. OF OPTIONS    EXERCISE PRICE          EXPIRY DATES
                            UNDER OPTION       EXERCISABLE
-------------------------------------------------------------------------------------------------------
NAMED EXECUTIVE OFFICERS        370,000          370,000                 C$1.25         August 22, 2002
-------------------------------------------------------------------------------------------------------
DIRECTORS                       100,000           50,000                 C$1.49       December 17, 2002
                                                  50,000                 C$1.69        February 7, 2005
-------------------------------------------------------------------------------------------------------
EMPLOYEES                       830,000          830,000       205,000 @ C$2.05        October 15, 2001
                                                               625,000 @ C$1.25         August 22, 2002
-------------------------------------------------------------------------------------------------------
TOTAL                         1,300,000        1,300,000
-------------------------------------------------------------------------------------------------------

Subsequent to the fiscal year ended June 30, 2000, Bryan W. Courtney, a Director of the Company, was granted an option to purchase up to a total of 50,000 common shares at a price of C$1.25 per share exercisable on or before August 2, 2005.

The following table provides the details of stock options exercised during the fiscal year ended June 30, 2000, and the fiscal year end stock option values for the Named Executive Officers:

---------------------------------------------------------------------------------------------------------
                                                             NUMBER OF SHARES
                                                             UNDERLYING             VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS,   IN-THE-MONEY OPTIONS,
                                                             ALL OF WHICH WERE      ALL OF WHICH WERE
OPTIONEES               SHARES ACQUIRED     VALUE REALIZED   EXERCISABLE, AT        EXERCISABLE, AT JUNE
                        ON EXERCISE                          JUNE 30, 2000          30, 2000
---------------------------------------------------------------------------------------------------------
HOWARD T. VAN PELT           Nil(1)               N/A              50,000             Not in the Money
---------------------------------------------------------------------------------------------------------
CLINTON H. RICKARDS          Nil                  N/A              50,000             Not in the Money
---------------------------------------------------------------------------------------------------------
LARRY ENSMINGER              Nil                  N/A              50,000             Not in the Money
---------------------------------------------------------------------------------------------------------
MAURICE E. SOKULSKI          Nil                  N/A             100,000             Not in the Money
---------------------------------------------------------------------------------------------------------
TALBOT R. IREDALE            N/A                  N/A                 N/A                   N/A
---------------------------------------------------------------------------------------------------------
ROBERT J. UROSEVICH          Nil                  N/A             120,000             Not in the Money
---------------------------------------------------------------------------------------------------------

(1) Subsequent to the fiscal year ended June 30, 2000, Mr. Van Pelt exercised his stock option to purchase a total of 50,000 shares in the capital of the Company at a price of C$1.25 per share.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

The Company has no Defined Benefit or Actuarial Plan benefits payable upon retirement of the Named Executive Officers.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

No employment contracts exist between the Company and the Named Executive Officers, other than set out below under the heading entitled "Management Contracts".

COMPENSATION OF DIRECTORS

No cash compensation was paid to any Director of the Company for the Director's services as a Director during the fiscal year ended June 30, 2000 other than to David H. Brown, the former Chairman of the Company (C$46,667), George Cobbe, a former director of the Company (US$5,000) P. Nicholas M. Glass (US$12,500) and John W. Larmer II (US$7,500). These amounts included Directors' fees for the fiscal year ended June 30, 2000. The Company has no standard arrangement pursuant to which the Directors are compensated by the Company for the services in their capacity as Directors except for the granting from time to time of incentive stock options in accordance with the policies of The Toronto Stock Exchange. The Company reimburses Directors for expenses they incur to attend board meetings.

COMPOSITION OF THE COMPENSATION COMMITTEE

The Company's Compensation Committee consists of P. Nicholas M. Glass, Robert J. Urosevich and Brian W. Courtney. However, compensation matters may also be reviewed and approved by the entire Board of Directors.

REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has no formal compensation policy. However, executive officers are compensated in a matter consistent with the respective contributions to their overall benefit to the Company. Compensation is based on a combination of factors, including a comparative review of information provided to the Compensation Committee by compensation consultants, recruitment agencies and auditors as well as historical precedent.

During the fiscal year ended June 30, 2000, Howard T. Van Pelt, the Company's former President and Chief Executive Officer and a Director, was paid a salary of US$180,000. For further particulars, reference should be made to "Management Contracts" below.

Pursuant to an Employment Agreement dated August 1, 1997, Global USA employed Robert J. Urosevich as its Vice-President of Sales, Marketing and Business Development at an annual salary of US$115,000, as adjusted from time to time. The agreement expired July 31, 2000. Subsequent to the fiscal year ended June 30, 1999, Mr. Urosevich was appointed President and Chief Operating Officer of the Company at a salary of US$150,000 per year. For further particulars, reference should be made to "Management Contracts" below.

During the fiscal year ended June 30, 2000, Clinton H. Rickards, a Director of the Company, was paid a salary of C$154,332, Larry Ensminger, the Vice-President, Business Development, was paid a salary of US$107,083, Maurice
E. Sokulski, Treasurer, was paid a salary of US$80,833 and Talbot R. Iredale, Vice-President, Research and Development, was paid a salary of C$105,000.

PERFORMANCE GRAPH

The following chart compares the total cumulative shareholder return for C$100 invested in common shares of the Company beginning December 31, 1995 with the cumulative total return of the TSE 300 Total Return Index for the Company's five most recently completed fiscal years.

                                    [GRAPH]

-----------------------------------------------------------------------------------------------------
              31-Dec-95      31-Dec-96       31-Dec-97      30-Jun-98       30-Jun-99      30-Jun-00
              ----------    -----------     -----------    -----------     -----------    -----------
-----------------------------------------------------------------------------------------------------
Global        C$    1.15    C$     0.65     C$     0.67    C$     3.00     C$     2.65    C$     1.03
-----------------------------------------------------------------------------------------------------
TSE 300         9,397.97      12,061.95       13,222.76      15,367.27       14,864.79      10,195.50
-----------------------------------------------------------------------------------------------------

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the US Securities Exchange Act of 1934 (the "Act"), directors and officers of public companies are required to report to the Securities and Exchange Commission all personal transactions involving the Company's common shares. Based solely upon a review of Forms 3, 4 and 5 filed by Directors and officers of the Company during the 2000 fiscal year, to the best knowledge of the Company, all Forms required by Section 16(a) were timely filed with the exception of a Form 4 to be filed by Mr. Courtney.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

MANDATE OF THE BOARD

Generally speaking, the Company's Board supervises the management of the business and affairs of the Company. More specifically, the Board has a mandate to provide guidance to the Company's management in the following areas:

o        long term strategic planning

o        risk analysis and monitoring of risk management systems

o overseeing the appointment and training of senior management and monitoring their performance, including succession planning

o establishing and monitoring the Company's communications policy as implemented by the Company's investor relations personnel and ensuring that they address the feedback and concerns of shareholders in particular

o ensuring the integrity of the Company's systems for internal controls and management information

o developing and implementing the Company's corporate governance guidelines

o reviewing management's performance on a regular basis, being at least once annually

o reviewing the Company's business plan on a regular basis, being at least once annually

o reviewing and approving the terms of all debt and equity financings, mergers, acquisitions and divestitures and the granting of incentive stock options, reviewing and approving the quarterly and annual financial statements, reviewing and approving all major public disclosure documents

o        calling shareholders' meetings

o        appointing members to the various committees.

The Board is aware of the expectations of The Toronto Stock Exchange (the "TSE") regarding corporate governance and it conducts itself, to the best of its ability, in a manner consistent with those expectations.

COMPOSITION OF THE BOARD

The Company's Board consists of five Directors. Three members of the board are outside Directors who are not members of management. All of these outside Directors, representing a majority of the Board, can be considered "unrelated" Directors in that they do not have an interest or business or other relationship which could or could reasonably be perceived to materially interfere with their ability to act with a view to the best interests of the Company.

The Board of Directors held seven regular and special meetings during fiscal 2000 and passed various directors' consent resolutions in lieu of holding meetings. In addition to meetings of the full Board, Directors attended meetings of Board committees. Each director attended more than 75% of the aggregate Board and meetings of those committees of which he was a member.

The Company does not have a significant shareholder who is able to elect a majority of the Company's Board.

To ensure that the Board is able to function independently from management, the Company has a Chair who is independent of management.

COMMITTEES

The Board presently has two committees to which it assigned specific responsibilities.

Audit Committee

The Audit Committee consists of three Directors, Messrs. P. Nicholas M. Glass, Clinton H. Rickards and John W. Larmer II, all of whom are outside Directors and all of whom are unrelated Directors. It held four meetings during fiscal 2000 and passed various audit committee consent resolutions in lieu of holding meetings. The Audit Committee carries out the following responsibilities:

o        reviewing the Company's audited financial statements;

o        meeting with the Company's management and Auditor for that purpose; and

o preparing a report to the Directors of the Company on the financial statements.

Compensation Committee

The Compensation Committee consists of three Directors, of P. Nicholas M. Glass, Robert J. Urosevich and Brian W. Courtney. Two of whom are outside Directors and unrelated Directors. The Compensation Committee did not hold a meeting during fiscal 2000 nor did it pass any consent resolutions as the Company's compensation arrangements did not change from the previous fiscal year. The Compensation Committee carries out the following responsibilities:

o considering and approving compensation of management of the Board and ensuring that it is commensurate with the level of responsibility and risk involved;

o assessing the effectiveness of the Board, performance of committees and the contribution of individual directors;

o        providing orientation and education for newly appointed directors;

o        defining responsibilities for the Board and management; and

o        developing corporate objectives to be met by the Chief Executive
         Officer.

Disclosure regarding the Compensation Committee and the Report on Executive Compensation is also made under the heading entitled "Executive Compensation".

MANAGEMENT CONTRACTS

HOWARD T. VAN PELT

Pursuant to an Employment Agreement dated August 1, 1997, Global USA employed Howard T. Van Pelt as its President at an annual salary of US$180,000 plus an annual bonus of 3% of the consolidated pre-tax earnings to a maximum of US$200,000 per year. The agreement, which was for a term of three years, expired July 31, 2000 and was not renewed. Subsequent to the fiscal year ended June 30, 2000, Mr. Van Pelt resigned as a Director of the Company. Severance of US$162,000 was negotiated and will be expensed in the 2001 fiscal year.

ROBERT J. UROSEVICH

Pursuant to an Employment Agreement dated August 1, 1997, Global USA employed Mr. Urosevich as Vice-President, Sales, Marketing and Business Development at an annual salary of US$115,000, as adjusted from time to time. The agreement, which was for a term of three years, expired July 31, 2000.

Mr. Urosevich was appointed President and Chief Operating Officer of the Company on July 31, 2000. On August 1, 2000 he entered into an Employment Agreement with Global USA pursuant to which he will receive an annual salary of US$150,000 plus an annual bonus of 3% of the consolidated pre-tax earnings to a maximum of US$200,000 per year. The agreement, which is for a term of two years, will expire July 31, 2002.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Except as disclosed herein, since the commencement of the last completed fiscal year, no insider of the Company, nominee for Director, or any associate or affiliate of an insider or nominee, had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or its subsidiary, other than Howard T. Van Pelt, the Company's former President and Chief Executive Officer and former Director.

In May 1999, Mr. Van Pelt loaned the Company US$300,000 on an unsecured short-term promissory note bearing interest at a rate of 10% per annum. This loan was repaid in full by the Company in August 1999.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting. For the purpose of this paragraph "Person" shall include each person: (a) who has been a Director, senior officer or insider of the Company at any time since the commencement of the Company's last fiscal year; (b) who is a proposed nominee for election as a Director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

During the last completed fiscal year, no Director, executive officer, senior officer or nominee for Director of the Company or any of their associates have been indebted to the Company or its subsidiary, nor have any of these individuals been indebted to another entity which indebtedness is the subject of a guarantee, support in agreement, letter of credit or other similar arrangement or understanding provided by the Company or Global USA.

APPOINTMENT AND REMUNERATION OF AUDITOR

Shareholders will be asked to approve the appointment of Staley, Okada, Chandler & Scott as Auditor of the Company to hold office until the next annual general meeting of the shareholders at a remuneration to be fixed by the Board of Directors. Staley, Okada, Chandler & Scott was first appointed Auditor on January 27, 1989.

The auditor has no direct interest in the Company and has had no such interest during the past fiscal year. Representatives of the Auditor will be present at the 2000 Annual General Meeting, and will be given the opportunity to make a statement if they so wish and will be available to respond to appropriate questions.

YEAR 2000

The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect the entity, including those related to customers, suppliers, or other third parties, have been fully resolved.

SPECIAL BUSINESS

APPROVAL OF INCENTIVE STOCK OPTIONS - REGULATORY REQUIREMENTS

Director, officer, and employee stock options are a means of rewarding future services provided to the Company and are not intended as a substitute for salaries or wages, or as a means of compensation for past services rendered.

The TSE requires that a listed company obtain the approval of its shareholders for all "share compensation arrangements", where:

(a) pursuant to the stock option plan or employee stock purchase plan, the majority of the shares to be allocated under the plan will or may be issuable to "insiders" of the company;

(b) it is a share compensation arrangement for an "insider", other than a stock option plan or employee stock purchase plan, unless the share compensation arrangement is used as an inducement to a person, not previously employed by and not previously an insider of the company, to enter into a contract of full-time employment with the company; or

(c) it is a share compensation arrangement which, together with all of the company's other previously established or proposed share compensation arrangements, could result, at any time, in:

         (i) the number of shares reserved for issuance pursuant to share compensation arrangements exceeding 10% of the company's issued and outstanding share capital; or

         (ii) the issuance, within a one-year period, of a number of shares exceeding 10% of the company's issued and outstanding share capital.

For the purpose of paragraphs (a) and (b) above, the term "insider" is defined by the TSE to have the meaning given to that term in the Ontario Securities Act, excluding those persons that would be insiders by virtue only of being Directors or senior officers of a subsidiary of the listed company, but including "associates" of insiders. The term "associate" is also defined to have the meaning given to that term in the Ontario Securities Act.

The term "insider" is defined in the Ontario Securities Act to mean:

(a)      every director or senior officer of a reporting issuer;

(b) every director or senior officer of a company that is itself an insider or subsidiary of a reporting issuer;

(c) any person or company who beneficially owns, directly or indirectly, voting securities of a reporting issuer or who exercised control or direction over voting securities of a reporting issuer or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the reporting issuer for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution; and

(d) a reporting issuer where it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

The term "associate" is defined in the Ontario Securities Act to mean, in relation to a person that is an insider:

(a) any company of which such person or company beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of the company for the time being outstanding;

(b)      any partner of that person or company;

(c) any trust or estate in which such person or company has a substantial beneficial interest or as to which such person or company serves as trustee or in a similar capacity;

(d)      any relative of that person;

(e) any person of the opposite sex to whom that person is married or with whom that person is living in a conjugal relationship outside marriage; and

(f) any relative of a person mentioned in clause (e) who has the same home as that person.

For the purposes of subparagraph (c)(ii) above, a company's issued and outstanding share capital is determined on the basis of the number of shares that are issued and outstanding immediately prior to the share issuance in questions, excluding shares issued pursuant to share compensation arrangements over the preceding one year period.

OPTIONS GRANTED TO INSIDERS SINCE THE COMPANY'S LAST SHAREHOLDERS' MEETING

Since the Company's 1999 Annual General Meeting of Shareholders held October 28, 1999, the Company granted stock options to one director prior to the fiscal year ended June 30, 2000 to purchase up to a total of 50,000 common shares at a price of C$1.60 per share exercisable on or before February 7, 2000. It also granted stock options to one director subsequent to the fiscal year ended June 30, 2000 to purchase up to a total of 50,000 common shares at a price of C$1.25 per share exercisable on or before August 2, 2005.

The Company currently has outstanding stock options exercisable into 1,300,000 common shares. This amount includes the stock options to purchase up to a total of 470,000 common issuable to insiders (as defined by the TSE) pursuant to the exercise of stock options. See the disclosure under "Outstanding Options" above for options held by individual insiders for which ratification, approval or confirmation is proposed. No financial assistance is to be provided by the Company to the optionees to facilitate the purchase of the shares issuable upon the exercise of any of the outstanding Options. The Options were granted pursuant to agreements dated as at the issuance date noted in the above table. With respect to Options granted to Directors of the Company, the options will terminate 30 days after the Director ceases to be a Director of the Company save and except where a Director ceases to be a Director of the Company as a result of ceasing to meet the qualifications set forth in the Company Act (British Columbia), pursuant to a special resolution passed by the shareholders of the Company under the Company Act or by an order of the BC Securities Commission, the Ontario Securities Commission, the TSE or any securities regulatory body having jurisdiction to do so, in which case the option shall terminate on the day the Director ceases to be a Director of the Company. With respect to the Options granted to employees, the options shall terminate 30 days after a person ceases to be an employee of the Company save and except where the person ceases to be an employee of the Company as a result of termination for cause or by an order of the Executive Director for BC or Ontario, BC Securities Commission, Ontario Securities Commission, the TSE or any securities regulatory body having jurisdiction to so order, in which case the options shall terminate on the day he ceases to be an employee of the Company. If any of the insiders shall die while a Director or an employee of the Company, as applicable, the Option may then be exercised by that person's legal heirs or personal representatives to the same extent as if the optionee were alive and a Director or employee, as applicable, of the Company over a period of one year after such person's death.

Reference should be made to the table under "Outstanding Options" above for stock options held by individual insiders.

The Company, had, as of June 30, 2000 a total of eight "insiders" (five of whom are Named Executive Officers and three of whom are Directors who are not Named Executive Officers) who could benefit from the adoption of these resolutions and grants of or amendments to stock options.

Other than as disclosed under the heading "Options Granted to Insiders Since the Company's Last Shareholders' Meeting", no grants to insiders, and no amendments to stock options, have been made or are currently proposed. Because the issuance of future stock options pursuant to the resolutions is entirely within the discretion of the Directors (subject to TSE limitations and requirements), no estimate can be given of what eligible participants would have received during the last fiscal year had plans been implemented or options granted pursuant to these resolutions. Also, no estimate can be given as to which persons are to receive 5% or more of the options which may be granted. As of June 30, 2000, the market value, based on the closing price, of common stock was C$1.03 per share.

UNITED STATES TAX LAW

Incentive Stock Options

For taxpayers subject to U.S. federal income tax law, compensatory stock options granted may or may not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended. In such case, under present U.S. federal income tax law, no tax consequences attend the grant or timely exercise of an incentive stock option. If the optionee holds the shares for at least one year after the transfer of the shares to the optionee and two years after the grant of the option, the optionee will recognize capital gain or loss upon sale or exchange of the shares received upon the exercise equal to the difference between the amount realized on the sale or exchange and the adjusted basis of the stock. The adjusted basis of shares transferred to an optionee pursuant to the exercise of an incentive stock option is the price paid for such shares. If the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for those shares or, if less (and if the disposition is a transaction in which a loss, if sustained, would be recognized by the optionee), the gain on disposition. Any additional gain realized by the optionee upon that disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the optionee for purposes of the alternative minimum tax. Expense deductions are not allowed to the Company, unless the optionee recognizes ordinary income.

Non-Qualified Stock Options

No income generally will be recognized by an optionee for U.S. federal income tax purposes upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount, if any, paid for those shares. Income, if any, recognized upon the exercise of a non-qualified stock option, will be considered compensation subject to withholding at the time the income is recognized and, therefore, the Company must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. Non-qualified stock options provide the Company with a deduction equal to the amount of income recognized by the optionee, subject to certain deduction limitations. The adjusted basis of shares transferred to an optionee pursuant to the exercise of a non-qualified stock option is the price paid for those shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a non-qualified stock option, any amount realized over the adjusted basis of the shares will constitute capital gain to the optionee for U.S. federal income tax purposes.

PROPOSED STOCK OPTION APPROVAL

Management of the Company is seeking shareholder approval to the following resolution:

"RESOLVED THAT:

1. the Directors are authorized in their absolute discretion to implement a stock option plan and to grant to Directors, officers and employees of the Company, who may be insiders of the Company (as that term is defined in the Securities Act (Ontario)), incentive stock options, either individually or under a stock option plan, exercisable into an aggregate number of common shares of the Company, not to exceed the prescribed number of the outstanding capital of the Company, from time to time, within the policy of The Toronto Stock Exchange;

2. incentive stock options previously granted to insiders of the Company be ratified, approved and confirmed;

3. the Directors be authorized to amend incentive stock options held by insiders of the Company during the ensuing year; and

4. no further shareholder approval will be required prior to the exercising of these options or amended options for the ensuing year."

OTHER BUSINESS

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the form of Proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

ON BEHALF OF THE BOARD


Signed:  "Robert J. Urosevich"
-------------------------------------
ROBERT J. UROSEVICH
PRESIDENT AND CHIEF OPERATING OFFICER

                                     PROXY


                     2000 ANNUAL GENERAL MEETING OF MEMBERS
                                       OF
                          GLOBAL ELECTION SYSTEMS INC.

         TO BE HELD ON FRIDAY, NOVEMBER 10, 2000 AT 10:00 A.M. (VANCOUVER TIME)
                            AT THE FOUR SEASONS HOTEL
              791 WEST GEORGIA STREET, VANCOUVER, BRITISH COLUMBIA, CANADA

THE UNDERSIGNED, A REGISTERED SHAREHOLDER OF THE COMPANY, HEREBY APPOINTS P. NICHOLAS M. GLASS, the Chairman and a Director of the Company, or failing this person, ROBERT J. UROSEVICH, the President, Chief Operating Officer and a Director of the Company, or in the place of the foregoing, ___________________, (print the name) as proxyholder for and on behalf of the Member with the power or substitution to attend, act and vote for and on behalf of the Member in respect of all matters that may properly come before the Annual General Meeting of the Members of the Company (the "Meeting") on FRIDAY, THE 10TH DAY OF NOVEMBER, 2000 AT THE HOUR OF 10 O'CLOCK IN THE FORENOON (VANCOUVER TIME) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned were present at the said Meeting, or any adjournment thereof.

The undersigned hereby directs the proxyholder to vote the securities of the Company registered in the name of the undersigned as specified herein.


THIS PROXY MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

RESOLUTIONS (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

                                                                   For         Against

 1.   To determine the number of Directors at five (5);
                                                                   --------    --------

 2.   To authorize the directors to adopt a stock option plan
      providing for the future grant of stock options and to
      ratify and approve options previously granted to insiders
      of the Company, and to amend options held by insiders of
      the Company during the ensuing year;
                                                                   --------    --------

                                                                   For         Withhold
 3.   To appoint Staley, Okada, Chandler and Scott as auditor
      for the ensuing year at a remuneration to be fixed by the
      directors;
                                                                   --------    --------

 4. To elect each of the following persons as a director of the Company for the ensuing year:

      Brian W. Courtney;
                                                                   --------    --------

      P. Nicholas M. Glass;
                                                                   --------    --------

      John W. Larmer II;
                                                                   --------    --------

      Clinton H. Rickards;
                                                                   --------    --------

      Robert J.  Urosevich;
                                                                   --------    --------

 THE UNDERSIGNED MEMBER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.

 SIGN HERE:
                            --------------------------------------------
 PLEASE PRINT NAME:
                            --------------------------------------------
 DATE:
                            --------------------------------------------

INSTRUCTIONS FOR COMPLETION OF PROXY

1.       THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2. This form of proxy ("Instrument of Proxy") MAY NOT BE VALID UNLESS IT IS SIGNED by the Member or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by the Member for the proxy holder to date this proxy on the date on which it is received by Pacific Corporate Trust Company.

4. YOU HAVE THE RIGHT TO APPOINT A PERSON TO PRESENT YOU AT THE MEETING OTHER THAN THE PERSON DESIGNATED IN THE ENCLOSED FORM OF PROXY. IF YOU WISH TO EXERCISE THIS RIGHT, INSERT THE NAME OF YOUR NOMINEE IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE FORM OF PROXY AND STRIKE OUT THE TWO PRINTED NAMES. WHERE NO CHOICE ON A RESOLUTION IS SPECIFIED BY THE MEMBER, THIS PROXY FORM CONFERS DISCRETIONARY AUTHORITY UPON THE MEMBER'S APPOINTED PROXYHOLDER.

5. In the case of shares registered in the name of two or more persons (including legal representatives), the vote of the senior who exercises a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of other joint registered holders. For this purpose, seniority is determined by the order in which names stand in the register of members.

6. The directors of the Company have determined by regulation that proxies may be sent to Pacific Corporate Trust Company by mail, delivery or facsimile or any method of transmitting legibly recorded messages so as to arrive before the times specified herein.

7. If you are a non-registered shareholder of the Company and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or by the other intermediary. Failure to do so may result in your shares not being eligible to be voted by proxy at the Meeting. Please contact your broker or the Company if you have questions.

8. THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE MEMBER ON ANY POLL of a resolution that may be called for and, if the Member specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxy holder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy holder in his or her sole discretion sees fit. Where no choice on a resolution is specified by the Member, this proxy form confers discretionary authority upon the Member's appointed proxy holder.

9. If the member cannot attend the Meeting but wishes to vote on the resolutions and to appoint one of the management appointees named, please leave the wording appointing a nominee as show, sign and date and return the proxy form. Where no choice is specified by a member on a resolution shown on the proxy form, a nominee of management acting as proxy holder will vote the securities as if the member had specified an affirmative vote.

10. If a registered Member has returned the Instrument of Proxy, THE MEMBER MAY STILL ATTEND THE MEETING and may vote in person should the Member later decide to do so. However, to do so, the Member must record his/her attendance with the scrutineer at the Meeting and revoke the Instrument of Proxy in writing.




================================================================================

       To be represented at the Meeting, this Instrument of Proxy must be
          RECEIVED at the office of PACIFIC CORPORATE TRUST COMPANY by mail or by fax no later than

              forty eight (48) hours (excluding Saturdays, Sundays
                 and holidays) prior to the time of the Meeting,
                             or adjournment thereof.

    The mailing address of Pacific Corporate Trust Company is Suite 830, 625
      Howe Street, Vancouver, British Columbia, Canada, V6C 3B8 and its FAX
                            number is (604) 689-8144

================================================================================